Exhibit 99.3

CAPITAL ONE CODE OF BUSINESS CONDUCT AND ETHICS

I. Policy Statement

Capital One Financial Corporation and its affiliated businesses (collectively, “Capital One”) are committed to maintaining a reputation for honesty, fair dealing and integrity. This can only be achieved if all Associates (defined below) conduct both their business and personal affairs with the utmost integrity and ethical commitment. Capital One believes these are the hallmarks of a strong financial services corporation.

The Code of Business Conduct and Ethics (the “Code of Conduct”) cannot address every conceivable ethical issue that may be encountered by Associates. The fact that certain ethical issues are not specifically addressed in the Code of Conduct does not relieve the obligations of all Associates to maintain the highest ethical standards under any and all circumstances. Associates should exercise good judgment and avoid engaging in any activities that might even give the appearance of impropriety. Associates with questions or concerns relating to ethical conduct should contact their supervisor, the HR Help Center (804-968-6600 US/0115-843-3222UK) the EthicsLine (866-785-9735US/0115-843-3222 UK) or the Legal Department to obtain additional information.

Except as otherwise set forth herein, this Code of Conduct shall apply to Capital One’s Directors (defined as directors of the Board of Directors of Capital One Financial Corporation), Executive Officers (defined as officers of the company subject to Section 16 reporting under the Securities Exchange Act of 1934, as amended) and employees (collectively “Associates”). Capital One shall implement certain provisions of this Code of Conduct through internal policies and procedures that currently are in place or will be adopted by the company.

II. Associate Responsibilities

The Code of Conduct is intended to provide guidance to Associates in a variety of situations. The Code of Conduct represents an effort not only to meet, but also exceed, the requirements of current law and industry practice. Accordingly, it is not intended to relieve any Associate of obligations or restrictions imposed by law. Failure to comply with the law could result in substantial fines, imprisonment or both, and may result in discipline up to and including termination of employment. Associates named as defendants in criminal lawsuits or who become targets of investigations or inquiries must notify their supervisors or appropriate company personnel immediately. Associates are also expected to abide by Capital One’s Information Security and Business Continuity Management Policy, Security Policy, and various Human Resources policies and procedures, as well as any policies, rules and standards required by an Associate’s business line or role.

Compliance with the Code of Conduct is a condition of employment. After the effective date of the Code of Conduct, all current Associates and new hires will be asked to review the Code of Conduct and will be required to sign a statement acknowledging receipt of the Code of Business Conduct and Ethics (“Acknowledgment Statement”). All Associates will be required to review and acknowledge receipt of the Code of Conduct on an annual basis. It is the responsibility of each Associate to read and comply with all provisions of the Code of Conduct. Ignorance of the Code of Conduct will not be an acceptable excuse for violating any of its provisions.

III. Conflict of Interest

Associates are required to avoid conflicts of interest with regard to Capital One’s interests. A “conflict of interest” occurs when an individual’s private interest interferes in any way with the interests of Capital One as a whole. A conflict situation can arise when an Associate takes actions or has interests that may make it difficult to perform his or her company work objectively and effectively. Outside employment opportunities may also pose a conflict of interest. Conflicts of interest also arise when an Associate, or a member of his or her family, receives improper personal benefits as a result of his or her position in Capital One. Loans to, or guarantees of obligations of, such persons may result in a conflict of interest and such loans may be made only in accordance with applicable law and Capital One policies.

IV. Corporate Opportunities

Associates are prohibited from (i) taking for themselves personally opportunities that are discovered through the use of corporate property, information or position; (ii) using corporate property, information, or position for personal gain; and (iii) competing with Capital One. Associates owe a duty to Capital One to advance its legitimate interests when the opportunity to do so arises.

V. Confidentiality

Associates must maintain the confidentiality of information entrusted to them by Capital One or its customers, except when disclosure is authorized or legally mandated. Confidential information includes but is not limited to all non-public information that might be of use to competitors, or could be harmful to the company, if disclosed.

VI. Fair dealing

Each Associate must endeavor to deal fairly with Capital One’s investors, customers, suppliers, competitors and employees. Associates are expected to maintain the privacy of any information that is available to them based on their employment at Capital One. No Associate should take unfair advantage of anyone through manipulation, concealment, or abuse of privileged information, misrepresentation of material facts, or any other unfair-dealing practice.

VII. Protection and Proper Use of Company Assets

All Associates must protect the company’s assets and ensure their efficient use. Theft, carelessness and waste have a direct impact on Capital One’s profitability. Associates should use Capital One assets primarily for legitimate business purposes and should not use such assets in a manner that conflicts with or is detrimental to Capital One.

VIII. Accounting Complaints

All complaints or concerns by Associates regarding accounting, internal accounting controls or auditing matters of Capital One should be submitted to the Audit Committee via the EthicsLine. Such submissions may be made anonymously and shall be treated confidentially.

IX. Company Documents and Auditor Influence

Company documents must accurately reflect all transactions, payments and financial statements of Capital One.

Approving and Recording Transactions:

Associates shall not extend or arrange to extend credit for fraudulent purposes, or make any false or artificial entries in any books or records of Capital One, or ask another Associate to do so. Associates may not make or approve any transaction for any purpose other than the purpose stated in the documents supporting the transaction.

Establishing Funds and Approving Payment for Capital One:

Associates may not establish any undisclosed or unrecorded funds or assets of Capital One. No payment on behalf of Capital One shall be approved or made with the intention or understanding that any part of such payment is to be used for any purpose other than that described in the document supporting the payment.

No Improper Influence on Auditors:

Associates shall not take any action to fraudulently influence, coerce, manipulate, or mislead any independent public or certified accountant engaged in the performance of an audit of the financial statements of Capital One. No false, misleading or incomplete statements will be made to any internal or external auditor, nor shall any Associate unreasonably withhold information requested by an internal or external auditor with respect to any matter pertaining to or arising from the audit or review of Capital One’s accounting records, transactions or financial statements.

X. Compliance with Laws, Rules and Regulations

The company proactively promotes compliance with applicable laws, rules and regulations as well as its internal policies, rules and procedures.

XI. Public Disclosures

Executive Officers and other employees who disclose information relating to the company to the public shall provide full, fair, accurate, timely and understandable disclosures in Securities Exchange Commission filings and other public communications made by the company, as appropriate.

XII. Encouraging the Reporting of Any Illegal or Unethical Behavior

Capital One encourages Associates to talk to supervisors, or other appropriate personnel when in doubt about the best course of action in a particular situation. Additionally, Associates should report suspected violations of laws, rules, regulations, the Code of Conduct or other internal policies, rules or procedures to their supervisors, the EthicsLine, the HR Help Center, the Legal Department or, in certain cases, other appropriate governing bodies or management personnel. Each of these sources will take proper steps to investigate, remediate and penalize, if appropriate, suspected violations. Capital One encourages Associates to report such violations, and Capital One prohibits retaliation for reports made in good faith.

XIII. Violations of Code of Conduct

Capital One is committed to promoting ethical conduct among its Associates and in its relationships with outside parties. Violations of this Code of Conduct and other internal policies, rules and procedures will result in appropriate disciplinary action.

XIV. Changes to Code of Conduct and Reporting of Waivers

Changes to the Code of Conduct shall be approved by the Board of Directors of Capital One Financial Corporation (“Board of Directors”). Waivers to the Code of Conduct may be made by the Nominating and Corporate Governance Committee, the Board of Directors or their designee. Waivers affecting Directors must be by disinterested members of the Board of Directors. Capital One shall publicly disclose any changes or waivers to the Code of Conduct applicable to Directors and Executive Officers through an 8-K filing with the Securities and Exchange Commission.